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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 13, 1998

                            BIG FLOWER HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware                           0-29474                  13-397-1556
(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)             Identification No.)

3 East 54th Street, New York, New York                          10022
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600



         --------------------------------------------------------------
             (Former Name or Address, if changed Since Last Report)

                                      Page 1 of 92

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Pursuant to an Agreement, dated March 13, 1998 (the "Agreement"), the Registrant, through a wholly-owned subsidiary, acquired all of the issued and outstanding shares of capital stock of Troypeak Limited (Production Response Systems)and Pismo Limited (Lifeboat Matey) from the respective stockholders of Troypeak Limited and Pismo Limited. The Registrant paid an aggregate of (pound)13,586,800 (approximately $ 20.4 million) in cash in consideration for these shares, which purchase price was determined through arms-length negotiations and is subject to certain adjustments based upon post-closing performance of the acquired companies. On March 17, 1998, theRegistrant issued a press release, a copy of which is attached as an exhibit hereto and is incorporated herein by reference in its entirety, announcing the acquisition.

        Troypeak Limited, headquartered in London, England, specializes in providing full digital premedia services, including digital photography, graphic assembly and digital distribution to advertising agencies and publishers. Pismo Limited is a London - based provider of design and electronic post-production services to advertising agencies. The acquired companies will do business as The Fusion Group.

        The source of the cash consideration was general working capital, as well as proceeds from a (pound) 50.0 million revolving credit facility.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) & (b) It is impracticable to provide this information at this time. The required information will be filed as soon as practicable, but not later than 60 days after the date of filing of this report on Form 8-K.

        (c)       The following exhibits are filed herewith:

        EXHIBIT
        NUMBER    DESCRIPTION

        2.1 Agreement, dated March 13, 1998, among Big Flower Digital Services Limited, the holders of capital stock of Troypeak Limited and Pismo Limited, Troypeak Limited and Pismo Limited.

        99.1      Registrant's press release, dated March 17, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BIG FLOWER  HOLDINGS, INC.

Date: March 27, 1998                        By:    /s/ Irene B. Fisher
                                                   -----------------------------
                                            Name:  Irene B. Fisher
                                            Title: Vice President and
                                                   Associate General Counsel


                                    Page 3 of 92
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                                  EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT NO.    DESCRIPTION                                       NUMBERED PAGE

2.1            Agreement, dated March 13, 1998, among Big               5
               Flower Digital Services Limited, the holders of capital stock of Troypeak Limited and Pismo
               Limited, Troypeak Limited and Pismo Limited.

99.1           Registrant's press release, dated March 17, 1998.        90




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